UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 18, 2007 (April 17, 2007)
NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-10822	62-1470956

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 Vine Street, Suite 1202
Murfreesboro, TN 37130
(Address of principal executive offices)
(615) 850-9100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 17, 2007, National Health Investors, Inc. (the “Company”) issued a press release in response to apparent market rumors and the large volume of trades in its stock. The press release announced that the Company is engaged in preliminary discussions and the exchange of information regarding a possible combination of interests with another company. The press release is attached hereto as Exhibit 99, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
99	Press Release dated April 17, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.
By:	/s/ Richard F. LaRoche, Jr.
	Name:	Richard F. LaRoche, Jr.
	Title:	Chairman of Special Committee

Date: April 18, 2007